MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-4
October 1, 2002 through October 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables							$655,103,736.04
B.	Level Pay Pool Balance of the Initial Receivables			$640,671,031.26
C.	Last Scheduled Payment Pool Balance of the
	  Initial Receivables							$14,432,704.78
D.	Notes
	1.	Class A-1
		a.	Initial Balance						$66,300,000.00
		b.	Note Interest Rate					1.76375%
		c.	Noteholders' Final Scheduled Payment Date		October 15, 2003
	2.	Class A-2
		a.	Initial Balance						$230,000,000.00
		b.	Note Interest Rate					1.920%
		c.	Noteholders' Final Scheduled Payment Date		October 17, 2005
		d.	Class A Allocation Percentage				85.65%
	3.	Class A-3
		a.	Initial Balance						$200,000,000.00
		b.	Note Interest Rate					2.550%
		c.	Noteholders' Final Scheduled Payment Date		February 15, 2007
		d.	Class A Allocation Percentage				85.65%
	4.	Class A-4
		a.	Initial Balance						$173,500,000.00
		b.	Note Interest Rate					3.0500%
		c.	Noteholders' Final Scheduled Payment Date		November 16, 2009
		d.	Class A Allocation Percentage				85.65%
	5.	Class B
		a.	Initial Balance						$65,298,000.00
		b.	Note Interest Rate					3.820%
		c.	Noteholders' Final Scheduled Payment Date		November 16, 2009
		d.	Class B Allocation Percentage				9.27%
	6.	Class C
		a.	Initial Balance						$35,808,000.00
		b.	Note Interest Rate					4.560%
		c.	Noteholders' Final Scheduled Payment Date		November 16, 2009
		d.	Class C Allocation Percentage				5.08%
E.	Certificates Initial Balance						$71,646,522.63
F.	Servicing Fee Rate 							1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period						0.25%
G.	Weighted Average Coupon (WAC) of the Initial Receivables		6.250%
H.	Weighted Average Original Number of Payments of
	 the Initial Receivables (Months)					59
I.	Weighted Average Remaining Number of Payments of
	 the Initial Receivables (Months)					58
J.	Number of Initial Receivables						26,902
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of Initial Pool	5.00%
	2.	Reserve Account Deposit on the Closing Date			$31,604,607.83
	3.	Specified Reserve Balance Percentage				5.00%
L.	Yield Supplement Account Deposit on the Closing Date			$7,617,437.11
M.	Yield Supplement Over Collateralization Balance
	   on Closing Date							$23,011,579.39
N.	Adjusted Principal Balance of Initial Receivables			$632,092,156.65
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted Principal Amount)		$210,460,365.98
	2.	Initial Closing Date						October 16, 2002
	3.	End of Pre-Funding Period					18-Feb-03
	4.	Fixed Percentage for Calculating Maximum
		 Negative Carry Amount						1.25%
	5.	Negative Carry Account Initial Deposit				$823,673.68

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance							$655,103,736.04
B.	Level Payment Pool Balance						$640,671,031.26
C.	Last Scheduled Payment Pool Balance					$14,432,704.78
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance				$66,300,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	2.	Class A-2
		a.	Prior Month Note Balance				$230,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	3.	Class A-3
		a.	Prior Month Note Balance				$200,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	4.	Class A-4
		a.	Prior Month Note Balance				$173,500,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	5.	Class B
		a.	Prior Month Note Balance				$65,298,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	6.	Class C
		a.	Prior Month Note Balance				$35,808,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
E.	Certificate Balance							$71,646,522.63
F.	Reserve Account Balance							$31,604,607.83
G.	Yield Supplement Account Balance					$7,617,437.11
H.	Payahead Account Balance						$4,272.28
I.	Yield Supplement Over Collateralization Balance 			$23,011,579.39
J.	Pre-Funding Account Balance						$210,460,365.98
K. 	Negative Carry Account Balance						$823,673.68
L.	Deferred Receivables							$399,031,236.40
M.	Cumulative Losses for All Prior Periods					$0.00
N.	Weighted Average Coupon (WAC)						6.250%
O.	Weighted Average Remaining Term to Maturity  (WAM) 			58.00
P	Number of Contracts							26,902
Q	Total Subsequent Receivables Sold as of Related Cutoff Dates
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total								0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction					650,811.70
	2.	Prepayments in Full						379,614.72
	3.	Repurchased Receivables Principal 				0.00
	4.	Repurchased Receivables Interest				0.00
B.	Total Collections for Precomputed Contracts 				1,032,928.48
C.	Precomputed Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						0.00
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Paid in Full
		 Prior to Month of Maturity					0.00
	5.	Last Scheduled Payment Principal Due on Loans
		 Matured This Month						0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction						5,825,239.53
	2.	Collected Principal						5,822,449.99
	3.	Collected Interest						1,290,620.88
	4.	Repurchased Receivables Principal 				44,261.87
	5.	Repurchased Receivables Interest				395.59
E.	Simple Interest Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						70,330.76
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Collected
		 Prior to Month of Maturity					70,330.76
	5.	Last Scheduled Payment Principal
		 Due on Loans Matured This Month				0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 					852,210.02
	2.	Specified Yield Supplement Account Balance			10,019,517.72
	3.	Deposit to Yield Supplement Account for
		  Subsequent Receivables Sold This  Period			3,290,893.02
G.	Yield Supplement Over Collateralization					26,893,402.94
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances (or payments
			 due prior to Cutoff Date)				61,677.66
		b.	Current Month Actuarial Advances 			26,383.34
		c.	Reimbursement of Actuarial Advances (or
			  payments due prior to Cutoff Date)			36,114.37
		d.	Ending Actuarial Advances (or payments
			  due prior to Cutoff Date)				51,946.63
	2.	Precomputed Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advances		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	3.	Simple Interest Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advance		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	4.	Net Servicer Advances 						(9,731.03)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account Balance		271,645.37
	2.	Payahead Balance of Loans Defaulted this Period			0.00
	3.	Deposit to Payahead Account for Subsequent
		 Receivables Sold This  Period					1,469.76
	4.	Ending Payahead Balance 					277,387.41
J.	Rule of 78s Payment							0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)			6.249%
L.	Weighted Average Remaining Maturity (WAM)				57.87
M.	Remaining Number of Receivables						26,762
N.	Delinquent Contracts			Contracts		Amount
	1.	30-59 Days Delinquent		147 	0.55%	3,325,337.26 	0.51%
	2.	60-89 Days Delinquent		2 	0.01%	50,068.95 	0.01%
	3.	90 Days or more Delinquent	0 	0.00%	0.00 		0.00%
O.	Net Loss and Defaulted Receivables Information
	1.	Vehicles Repossessed During Month 17 		416,156.50
	2.	Loans Defaulted During the Month   				0
	3.	Level Payment Principal Balance of Defaulted Receivables	0.00
	4.	Last Scheduled Payment Principal Balance of
			Defaulted Receivables					0.00
	5.	Level Payment Liquidation Proceeds				0.00
	6.	Last Scheduled Payment Liquidation Proceeds			0.00
	7.	Recoveries of Level Payment and Last Scheduled
			Payment on Previously Defaulted Receivables		0.00
P.	Pool Balances
	1.	Total Pool Balance						648,133,477.79
	2.	Level Pay Pool Balance						633,771,103.78
	3.	Last Scheduled Payment Pool Balance				14,362,374.01
	4.	Deferred Receivables						0.00
Q.	Principal Balance of Subsequent Receivables Sold This
	   Period As of Subsequent Transfer Date
	1.	Level Pay Balance						210,965,042.43
	2.	Last Scheduled Payment Balance					4,038,375.93
	3.	Total Principal Balance						215,003,418.36

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income					20,409.56
B.	Collection Account Investment Income					3,067.93
C.	Payahead Account Investment Income					2.74
D.	Yield Supplement Account Investment Income				4,919.18
E.	Pre-Funding Account Investment Income					135,910.69
F.	Negative Carry Account Investment Income				531.92

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		  Contracts (Level Payment Only) 				1,032,928.48
	2.	Collected Principal on Simple Interest
		  Contracts (Level Payment Only)				5,822,449.99
	3.	Collected Interest on Simple Interest
		  Contracts (Level Payment Only) 				1,290,620.88
		Subtotal							8,145,999.35

B.	Last Scheduled Payment Principal Collections
	  (Excluding Repurchases)						70,330.76
C.	Net Change in Payahead Account Balance 					(271,645.37)
D.	Net Liquidation Proceeds and Recoveries Received 			0.00
E.	Principal and Interest on Purchased or Repurchased Contracts		44,657.46
F.	Exclusion of Rule of 78's Payments 					0.00
G.	Net Servicer Advances/(Reimbursements) 					(9,731.03)
H.	Yield Supplement Amount 						852,210.02
I.	Net Investment Earning on the Pre-Funding Account			135,910.69
J.	Negative Carry Amount 							269,438.16
K.	Remaining Pre-Funded Amount Due to Noteholders				0.00
L.	Available Funds								9,237,170.04

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			  Receivables Sold This  Period				215,003,418.36
		2.	Adjusted Principal Balance of Subsequent
			  Receivables Sold This  Period				210,460,365.98
		3.	Subsequent Cutoff Date for Subsequent
			  Receivables Sold This  Period				31-Oct-02
		4.	Subsequent Transfer Date for Subsequent
			  Receivables Sold This  Period				13-Nov-02
		5.	Deposit to Reserve Account for Subsequent
			  Receivables Sold This  Period				10,523,018.30
		6.	Deposit to Yield Supplement Account for Subsequent
			  Receivables Sold This Period				3,290,893.02
		7.	Deposit to Payahead Account for Subsequent
			  Receivables Sold This  Period				1,469.76
		8.	Amount Paid to Seller for Subsequent
			  Receivables Sold This Period				210,460,365.98
	B.	End of Pre-Funding Period (if balance in Pre-Funding
			  Account balance is $100,000 or greater)		18-Feb-03
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount				210,460,365.98
		2.	Amount Paid to Seller for Subsequent
			  Receivables Sold This Period				210,460,365.98
		3.	Deposit to Reserve Account for Subsequent
			  Receivables Sold This  Period				10,523,018.30
		4.	Deposit to Yield Supplement Account for
			  Subsequent Receivables Sold This  Period		3,290,893.02
		5.	Deposit to Payahead Account for Subsequent
			  Receivables Sold This  Period				1,469.76
		6.	Remaining Pre-Funded Amount Payable
			  to Noteholders					0.00
		7.	Remaining Pre-Funding Amount
			  (excl. Reserve & Yield Supplement Amount)		0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			 for the Current Period
			a.  Accrued Note Interest for this Period		1,622,764.89
			b.  Pre-Funded Amount (excl. Reserve &
			      Yield Supplement Amount)				210,460,365.98
			c.  Pre-Funded Percentage				24.98%
			d.  Net Investment Earnings on the
				Pre-Funded Amount				135,910.69
			e.  Negative Carry Amount for the
				Current Period					269,438.16
		2.	Calculation Maximum Negative Carry Amount
			a.  Weighted Average Rate based
				on Ending Note Balances				2.3916%
			b.  Note Percentage based on Ending
				Note Balances					91.42%
			c.  Actual Number of Days from Payment
				Date to End of Pre-Funding Period		97
			d.  Maximum Negative Carry Amount			0.00
		3.	Required Negative Carry Account Balance			0.00
	E. 	Total Subsequent Receivables Sold as of
		  Related Cutoff Dates
		1.	Level Pay Balance					210,965,042.43
		2.	Last Scheduled Payment Balance				4,038,375.93
		3.	Total							215,003,418.36
	F.	Total Initial and Subsequent Receivables Sold as
		   of Related Cutoff Dates
		1.	Level Pay						851,636,073.69
		2.	Last Scheduled						18,471,080.71
		3.	Total							870,107,154.40
	G.	Specified Reserve Balance					42,127,626.13

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal					6,309,029.42
	2.	Principal Carrryover Shortfall					0.00
	3.	Total Principal Distribution Amount				6,309,029.42
B.	Total Required Payment
	1.	Total Servicing Fee  						296,525.26
	2.	Accrued Note Interest  Due
		a.	Class A-1						97,447.19
		b.  	Class A-2						355,733.33
		c. 	Class A-3 						410,833.33
		d.	Class A-4						426,279.86
		e.	Class B							200,936.46
		f.	Class C							131,534.72
		g.	Total Accrued Note Interest				1,622,764.89
	3.	Principal Distribution Amount Due
		a.	Class A-1 						6,309,029.42
		b.  	Class A-2 						0.00
		c. 	Class A-3						0.00
		d.	Class A-4						0.00
		e.	Class B 						0.00
		f.	Class C							0.00
		g.	Total Principal Distribution Amount			6,309,029.42
	4.	Total Required Payment 						8,228,319.57
	5.	Available Funds							9,237,170.04
	6.	Reserve Account TRP Draw Amount					0.00
	7.	Total Available Funds						$8,228,319.57
C.	Current Period Payments
	1.	Servicing Fee paid						296,525.26
	2.	Interest Paid
		a.	Class A-1 						97,447.19
		b.  	Class A-2 						355,733.33
		c. 	Class A-3 						410,833.33
		d.	Class A-4						426,279.86
		e.	Class B							200,936.46
		f.	Class C							131,534.72
		g.	Total Interest Paid					1,622,764.89
	3.	Remaining Available Funds					6,309,029.42
	4.	Principal Payments
		a.	Class A-1 						6,309,029.42
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Payments				6,309,029.42
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Interest Carryover Shortfall			0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Carryover Shortfall			0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance				31,604,607.83
	3.	Plus: Reserve Account Investment Income				20,409.56
	4.	Less: Reserve Account Advance Draw Amount			0.00
	5.	Less: Reserve Account TRP Draw Amount				0.00
	6.	Reserve Account Balance before Deposit to Reserve Account	42,148,035.69
	7.	Specified Reserve Account Balance				42,127,626.13
	8.	Amount Necessary to Reinstate Reserve Account to
		 Specified Reserve Balance 					0.00
	9.	Funds Available for Deposit to Reserve Account			1,008,850.47
	10.	Amount Deposited to Reserve Account				0.00
	11.	Reserve Account Investment Income Released to Seller		20,409.56
	12.	Ending Reserve Account Balance					42,127,626.13
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal Payment		1,008,850.47
	2.	Accelerated Principal Payments					0.00
		a.	Class A-1 						1,008,850.47
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Turbo Principal Distribution Amount		1,008,850.47
F.	Excess Funds Deposited to Certificate Distribution Account		0.00
G.	Total Distributions							$9,237,170.04


VIII.  POOL BALANCES AND PORTFOLIO INFORMATION			Beginning	End
A.	Balances and Principal Factors				of Period	of Period
	1.	Total Pool Balance				$655,103,736.04	$863,136,896.15
	2.	Total Pool Factor				1.0000000 	1.3175576
	3.	Level Payment Pool Balance			640,671,031.26 	844,736,146.21
	4.	Level Payment Pool Factor			1.0000000 	1.3185178
	5.	Last Scheduled Payment Pool Balance		14,432,704.78 	18,400,749.94
	6.	Note Balance
		a.	Class A-1 				66,300,000.00 	58,982,120.11
		b.  	Class A-2 				230,000,000.00 	230,000,000.00
		c. 	Class A-3 				200,000,000.00 	200,000,000.00
		d.	Class A-4				173,500,000.00 	173,500,000.00
		e.	Class B					65,298,000.00 	65,298,000.00
		f.	Class C					35,808,000.00 	35,808,000.00
		g.	Total					770,906,000.00 	763,588,120.11
	7.	Pool Factor
		a.	Class A-1 				1.0000000 	0.8896247
		b.  	Class A-2 				1.0000000 	1.0000000
		c. 	Class A-3 				1.0000000 	1.0000000
		d.	Class A-4				1.0000000 	1.0000000
		e.	Class B					1.0000000 	1.0000000
		f.	Class C					1.0000000 	1.0000000
	8.	Certificate Balance				71,646,522.63 	71,646,522.63
	9.	Certificate Pool Factor				1.0000000 	1.0000000
	10.	Total Note and Certificate Balance		842,552,522.63	835,234,642.74
	11.	Yield Supplement Over Collatralization		23,011,579.39	26,893,402.94
	12.	Adjusted Pool Balance				632,092,156.65	836,243,493.21

B.	Portfolio Information
	1.	Weighted Average Coupon of  Portfolio (WAC)	6.250% 		6.547%
	2.	Weighted Average Remaining Term to
		  Maturity of  Portfolio (WAM) 			58.00 		58.28
	3.	Remaining Number of Receivables			26,902	 	35,556

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period					0.00
B.	Realized Losses for Collection Period Less Recoveries			0.00
C.	Cumulative Losses for all Periods  					0.00
D	Delinquent and Repossessed Contracts
					      Contracts			Amount
	1.	30-59 Days Delinquent		147 	0.55%	$3,325,337.26 	0.51%
	2.	60-89 Days Delinquent		2 	0.01%	$50,068.95 	0.01%
	3.	90 Days or more Delinquent	0 	0.00%	$0.00 	0.00%
	4.	Vehicles Repossessed During
		    Collection Period		17 		$416,156.50


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	  Balance for Each Collection Period
	1.	Second Preceding Collection Period				0.00%
	2.	Preceding Collection Period					0.00%
	3.	Current Collection Period 					0.00%
	4.	Three Month Average 						0.00%

B.	Annualized Net Loss							0.00%

C.	Ratio of Balance of Contracts Delinquent 60 Days or More to the
	Pool Balance as of the End of the Collection Period.
	1.	Second Preceding Collection Period				0.00%
	2.	Preceding Collection Period					0.00%
	3.	Current Collection Period 					0.01%
	4.	Three Month Average 						0.00%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections					8,216,330.11
	2.	Yield Supplement Amount from MMCA				852,210.02
	3.	Net Servicer Advances (if positive) 				0.00
	4.	Reserve Account Draw for Total Required Payment 		0.00
	5.	Deposit from Payahead Account  					0.00
	6.	Collection Account Investment Income  				3,067.93
	7.	Transfer of Negative Carry Amount from
		  Negative Carry Account					269,438.16
	8.	Transfer of Net Earnings on Pre-Funding Account			135,910.69
	9.	Transfer of Prefunding Account Balance due to
		  End of Pre-Funding Period					0.00
	10.	Total Transfers Into Collection Account				$9,476,956.91
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee					296,525.26
		b.	Rule of 78's Payment					0.00
		c.	Net Reimbursement of Servicer Advance
			  or Payments Due Prior to Cutoff Date			9,731.03
		d.	Less:  Total Principal and Interest on
			  Repurchases (Netted from Amounts Due Servicer) 	(44,657.46)
		e.	Total To Servicer (Net of Total Repurchases)		261,598.83

	2.	Total Required Payment Distributed
		   (Net of Total Servicing Fee)					7,931,794.31
	3.	Turbo Principal Payment Distributed				1,008,850.47
	4.	Deposit to Payahead Account 					271,645.37
	5.	Deposit to Reserve Account 					0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds						0.00
		b.	Collection Account Investment Income			3,067.93
		c.	Total to Certificate Distribution Account		3,067.93
	7.	Total Transfers from Collection Account			        $9,476,956.91

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account					31,604,607.83
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 			0.00
	2.	Reserve Account Investment Income 				20,409.56
	3.	Transfer from Prefunding Account for
		  Subsequent Receivables Sold					10,523,018.30
	4.	Total Transfers Into Reserve Account				10,543,427.86
C.	Total Transfers In and Beginning Balance				$42,148,035.69
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		  Advance Draw Amount						0.00
	2.	Transfer to Collection Account for Reserve
		  Account TRP Draw Amount					0.00
	3.	Reserve Account Investment Income to Seller (MART II) 		20,409.56
	4.	Total Transfers From Reserve Account				20,409.56
E.	Ending Balance								42,127,626.13
F.	Total Distributions and Ending Balance					$42,148,035.69

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account					4,272.28
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 			271,645.37
	2.	Payahead Account Investment Income 				2.74
	3.	Transfer from Prefunding Account for
		  Subsequent Receivables					1,469.76
	4.	Total Transfers Into Payahead Account				273,117.87
C.	Total Transfers In and Beginning Balance				$277,390.15
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 			0.00
	2.	Transfer Investment Income to Servicer 				2.74
	3.	Total Transfers From Payahead Account				2.74
E.	Payahead Account Ending Balance 					277,387.41
F.	Total Distributions and Ending Balance					$277,390.15

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 				7,617,437.11
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   			4,919.18
	2.	Transfer from Prefunding Account for Subsequent
		  Receivables Sold						3,290,893.02
	3.	Total Transfers Into Yield Supplement Account			3,295,812.20
C.	Total Transfers and Beginning Balance  					$10,913,249.31
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection Account
		  (if not paid by MMCA) 					0.00
	2.	Transfer Investment Income to Seller (MART II)  		4,919.18
	3.	Transfer Reduction in Specified Yield Supplement
		  Account Balance to Seller (MART II)				888,812.41
	4.	Total Transfers From Yield Supplement Account			893,731.59
E.	Specified Yield Supplement Account Ending Balance 			10,019,517.72
F.	Total Distributions and Ending Balance					$10,913,249.31

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less Servicing
		  Fee & Net Swap Pmt) from Collection Acct			7,931,794.31
	2.	Turbo Principal Payment Distributed from
		 Collection Account						1,008,850.47
	3.	Total Transfers Into Note Payment Account			8,940,644.78
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 						7,415,327.08
		b.  	Class A-2 						355,733.33
		c. 	Class A-3 						410,833.33
		d.	Class A-4						426,279.86
		e.	Class B							200,936.46
		f.	Class C							131,534.72
		g.	Total Payments to Noteholders				8,940,644.78
	2.	Ending Balance of Note Payment Account				0.00
C.	Total Distributions and Ending Balance					$8,940,644.78

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection Account			0.00
	2.	Collection Account Investment Income				3,067.93
	3.	Total Transfers into Certificate Distribution Account		3,067.93
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders					3,067.93
	2.	Ending Balance							0.00
C.	Total Distributions and Ending Balance					$3,067.93

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account				210,460,365.98
B.	Pre-Funding Account Investment Income					135,910.69
C.	Total Transfers In and Beginning Balance				$210,596,276.67
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection Account		135,910.69
	2.	Transfer to Reserve Account for Sale of
		  Subsequent Receivables					10,523,018.30
	3.	Transfer to Yield Supplement Account for Sale of
		  Subsequent Receivables					3,290,893.02
	4.	Transfer to Payahead Account for Sale of
		  Subsequent Receivables					1,469.76
	4.	Transfer to Seller (MART II) for Sale of
		  Subsequent Receivables					196,644,984.90
	6.	Transfer to Collection Account of Remaining
		  Balance Due Noteholders					0.00
	7.	Total Transfers From Pre-Funding Account			210,596,276.67
E.	Pre-Funding Account Ending Balance					0.00
F.	Total Distributions and Ending Balance					$210,596,276.67

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account				823,673.68
B.	Negative Carry Account Investment Income				531.92
C.	Total Transfers In and Beginning Balance				$824,205.60
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		  Collection Account						269,438.16
	2.	Release Investment Income from Negative
		  Carry Account to Seller (MART II)				531.92
	3.	Release Excess Funds from Negative Carry
		  Account to Seller (MART II)					554,235.52
	4.	Total Transfers From Negative Carry Account			824,205.60
E.	Negative Carry Account Ending Balance					0.00
F.	Total Distributions and Ending Balance					$824,205.60

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account						8,940,644.78
	2.	To Servicer (MMCA) 						261,598.83
	3.	To Payahead Account						271,645.37
	4.	To Reserve Account 						0.00
	5 	To Certificate Distribution Account				3,067.93
	6.	Total Distributions From Collection Account			$9,476,956.91

B.	Distributions From Reserve Account
	1.	To Collection Account 						0.00
	2.	To Seller (MART II)						20,409.56
	3.	To Servicer (MMCA)						0.00
	4.	Total Distributions From Reserve Account 			20,409.56

C.	Distributions From Payahead Account
	1.	To Collection Account						0.00
	2.	Investment Income to Servicer (MMCA) 				2.74
	3.	Total Distributions From Payahead Account			2.74

D.	Distributions From Yield Supplement Account
	1.	To Collection Account						0.00
	2.	Investment Income to Seller (MART II)				4,919.18
	3.	Reduction in Specified Yield Supplement Account
		  Balance to Seller (MART II)					888,812.41
	4.	Total Distributions From Yield Supplement Account		893,731.59

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account						10,523,018.30
	2.	To Yield Suplement Account					3,290,893.02
	3.	To Collection Account						135,910.69
	4.	To Payahead Account						1,469.76
	4.	To Seller for Sale of Subsequent Receivables			196,644,984.90
	5.	Total Distributions from Negative Carry Account			210,596,276.67

F.	Distributions From Negative Carry Account
	1.	To Collection Account						269,438.16
	2.	To Seller (MART II)						554,767.44
	3.	Total Distributions from Negative Carry Account			824,205.60

G.	Total Distributions From All Accounts					$221,811,583.07
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account						8,940,644.78
	2.	Servicer (MMCA)							261,601.57
	3.	Seller (MART II)						198,113,893.49
	4.	Collection Account 						405,348.85
	5.	Certificate Distribution Account				3,067.93
	6.	Reserve Account							10,523,018.30
	7.	Payahead Account						273,115.13
	8.	Yield Supplement Account					3,290,893.02
	9.	Total Distributions From All Accounts				$221,811,583.07